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                                AGENCY AGREEMENT
                                ----------------

                                                                  April 18, 2000

SoftQuad Software Ltd.
161 Eglington Avenue East, Suite 400
Toronto, Ontario
M4P IJ5

Attention:        Mr. Roberto Drassinower
                  President


Dear Sirs:

         We understand that Softquad Software Ltd. (the "Corporation") proposes to issue up to 2,500,000 units (as defined below) at a price of US$7.50 per Unit (the "Canadian Offering"). We understand that the Corporation is currently offering U.S. Units (as defined below) in the United States (the "US Offering"). The gross proceeds from the securities sold in the Canadian Offering and the US Offering (together the "Offering") will be up to US$18,750,000 payable to the Corporation.

         Subject to the terms and conditions set forth below, the Corporation hereby appoints Thomson Kemaghan & Co. Limited (the "Agent") as the sole and exclusive agent of the Corporation to solicit, on a best efforts basis, offers to purchase the Units, and the Agent hereby agree to act as such agent. It is understood and agreed that the Agent is under no obligation to purchase any Units, although it may subscribe for and purchase Units if it so desires.

         The terms and conditions relating to the purchase and sale of the Units are as follows:

1. CANADIAN UNITS - The material attributes and characteristics of the Canadian Units shall be substantially as described herein.

         The Canadian Units shall each be comprised of one special warrant (collectively the "Special Warrants") and one-half (1/2) of a share purchase warrant (collectively the "Share Purchase Warrants"), with the attributes described herein.

         The Special Warrants shall be issued pursuant to the terms of a special warrant certificate (the "Special Warrant Certificate"). The terms and conditions of the Special Warrant Certificate shall be satisfactory to the Corporation and the Agent and consistent with the terms of this Agreement. Subject to adjustment in accordance with the terms of the Special Warrant Certificate, the Special Warrants shall entitle the holders thereof to receive, without additional payment upon exercise of the Special Warrants, one (1) newly issued common share in the capital of the Corporation (the "Newly Issued Shares").

         The Special Warrants will be exercisable by a purchaser at any time on or before 5:00 p.m. (Toronto time) on the date (the "Expiry Date") which is the fifth Business Day (as defined below) after a receipt is issued by the






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securities regulatory authority in the Qualifying Provinces (as defined in
Section 2(a)) in which such purchaser is resident, as indicated by the address set forth by such purchaser in subscription agreements among such purchaser and the Corporation, for a (final) prospectus of the Corporation (the "Prospectus") qualifying (inter alia) the distribution of the Shares, the Warrant Shares and the Compensation Shares (the "Prospectus Qualification"). All Special Warrants not exercised on or before 5:00 p.m. (Toronto time) on the Expiry Date will be deemed to have been exercised on behalf of the holders thereof immediately prior thereto. For the purpose of this Agreement, "Business Day" shall mean any day except Saturday, Sunday or a statutory holiday in Toronto, Ontario. The Special Warrant Certificate shall be in the form of Schedule A attached.

         The Share Purchase Warrants shall be issued pursuant to the provisions of a share purchase warrant indenture (the "Share Purchase Warrant Indenture") to be entered into between the Corporation and Montreal Trust Company of Canada (the "Warrant Agent"). The terms and conditions of the Share Purchase Warrant Indenture shall be satisfactory to the Corporation and the Agent and consistent with the terms of this Agreement. Each whole Share Purchase Warrant shall entitle the holder thereof to purchase one Warrant Share at a price of US$12.50, subject to adjustments as set forth therein, at any time on or before 5:00 p.m. (Toronto time) on the date which is the first anniversary of the date of effectiveness of the Registration Statement (as such ten-n is defined in the Share Purchase Warrant Indenture). If the securities regulatory authority in Qualifying Province in which the warrantholder is resident (for this purpose, warrantholders not resident in a Qualifying Province shall be deemed to be resident in the province of Ontario) has not issued a receipt for the (final) Prospectus such that the Shares and the Warrant Shares are subject to resale restrictions under applicable provincial securities laws (a "non-Qualification Event"), by August 31, 2000, the exercise price per Share Purchase Warrant shall be reduced by US$0.25 per month, or pro-rated portion thereof, until the earlier of (i) the date of issuance of a receipt and (ii) October 31, 2000. If by October 31, 2000 a Non-Qualification Event has occurred, the exercise price per Purchase Warrant shall thereafter be reduced by US$0.50 per month (to a minimum of US$3.75) or pro-rated portion thereof until a receipt has been issued. The Share Purchase Warrants shall be subject to usual anti-dilution provisions to be contained in the Share Purchase Warrant Indenture.

         The Newly Issued Shares in the capital of the Corporation issuable upon exercise of the Special Warrants are referred to herein as the "Shares", the common shares in the capital of the Corporation issuable upon exercise of the Share Purchase Warrants are referred to herein individually as a "Warrant Share" and collectively as the "Warrant Shares" and the common shares in the capital of the Corporation are referred to herein as the "Common Shares".

2.       THE CANADIAN OFFERING
         ---------------------

         (a) Sale on Exempt Basis. The Agent will use its best efforts to arrange for purchasers who are Accredited Investors for the purpose of (the "Purchasers") of the Special Warrants in the provinces of Ontario, Quebec, Alberta and British Columbia (the "Qualifying Provinces") and in such jurisdictions outside of Canada as may be determined by the Agent and the Corporation, to persons who are "Accredited Investors" within the meaning of Regulation D of the U.S. Securities Act of

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                  1933. The sale of the Units to Purchasers in Ontario shall be effected in a manner exempt from the prospectus requirements of the Securities Act (Ontario) and the rules and regulations thereunder and the analogous provisions of securities legislation in the other Qualifying Provinces (together with applicable published policy statements of the securities regulatory authorities in the Qualifying Provinces, collectively, "Securities Laws"). Each Purchaser of Special Warrants resident in Ontario shall purchase under subsections 72(l)(a), (c) or (d) of the Securities Act (Ontario), as qualified by Rule 45-501 thereunder, and each Purchaser of Special Warrants resident in any other Qualifying Province shall purchase under the analogous provisions of securities legislation of such Qualifying Province. Neither the Corporation nor the Agent shall provide to prospective purchasers any document or other material that would constitute an offering memorandum within the meaning of the Securities Laws.

         (b) Commission. The Corporation agrees to pay to the Agent at the Time of Closing (as defined in Section 6) a commission equal to US$1,200,000 (the "Commission") and upon any Additional Closing (as defined in Section 6) a commission to be agreed upon between the parties in accordance with the terms of the engagement letter between the Company and the Agent dated on March 28, 2000 (the "Engagement Letter"), in consideration of the services to be rendered by the Agent in connection with the Offering. The Agent's services shall include:

                  (i) acting as agent of the Corporation to solicit, on a best efforts basis, offers to purchase the Units;

                  (ii) participating in the preparation of the preliminary version of the prospectus (the "Preliminary Prospectus") and the Prospectus, together with any documents supplemental thereto or any amending or supplementary prospectus or other supplemental documents or any similar document (collectively the "Supplementary Material") required to be filed under Securities Laws;

                  (iii) assisting in the preparation of the forms of subscription agreements (the "Subscription Agreements") to be entered into by the Corporation and each of the Purchasers; and

                  (iv) advising the Corporation with respect to the private placement of the Units.

                  In addition to the Commission, as additional consideration for the performance of its obligations hereunder, the Corporation shall issue to the Agent at the Closing, non-transferable agent's compensation warrants (the "Agent's Compensation Warrants"), in form and substance substantially similar to the Agent's Compensation Warrant attached as Schedule B hereto, entitling the holder thereof to acquire until 12 months following the date of effectiveness of a registration statement in the United States registering the Warrant Shares, without additional payment upon exercise of the Agent's

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                  Compensation Warrants, that aggregate number of compensation options (the "Compensation Options") equal to 200,000 Units. In the event of any Additional Closing, the Agent shall be entitled to receive a additional Compensation Warrant entitling the Agent to acquire a number of Units to be agreed upon by the parties in accordance with the Engagement Letter. The Compensation Options will be in form and substance satisfactory to the Agent and each Compensation Option will be exercisable at any time prior to twenty-four (24) months from the date of the Prospectus Qualification in the province of Ontario to purchase one Common Share (a "Compensation Share") at U.S.$7.50 for each Compensation Share. The distribution of the Compensation Options pursuant to the exercise of the Agent's Compensation Warrants will be qualified by the Prospectus to the extent possible, it being acknowledged and agreed that proposed rule 48-502 of the Ontario Securities Commission (the "Proposed Rule") and companion policy 48-502C limit the amount of compensation securities that can be qualified by a prospectus to 5% of the size of the relevant offering. If not yet exercised by the holders, the Agent's Compensation Warrants will be exercised by the Corporation on behalf of the holder thereof, without any action on the part of the holders, on 5:00 p.m. (Toronto time) on the Expiry Date.

         (c) Right of First Refusal. Provided that the Agent shall have completed the Offering, the Agent shall also have a right of first refusal to be the lead agent of any subsequent financings contemplated by the Corporation for a period of one year following the completion of the Offering, subject to the Corporation and the Agent, both acting reasonably, agreeing to the terms and conditions thereof.

         (d) Appointment of Sub-agent. The Corporation agrees that the Agent will be permitted to appoint other registered dealers (or other dealers duly qualified in their respective jurisdictions) as its agent to assist in the Offering and that the Agent may determine the remuneration payable to such other dealers appointed by it provided that the Corporation shall not be required to pay or grant, as the case may be, to the Agent or any sub-agent appointed, more than the Commission and the Agent's Compensation Warrants and provided further that the Agent shall advise any such sub-agents of its obligations and covenants hereunder and shall be responsible for breaches thereof of such sub-agents.

         (e) Covenants of the Agent. The Agent covenants, represents and warrants to the Corporation that: (i) it will comply with all applicable Securities Laws in connection with the Offering and the Prospectus Qualification; (ii) it will not solicit or procure subscriptions for Units so as to require registration thereof or filing of a prospectus with respect thereto under the laws of any jurisdiction other than those of the Qualifying Provinces; (iii) it, or its duly appointed sub-agents, are duly qualified in the Qualifying Provinces in which they solicit or procure subscriptions in connection with the Offering; (iv) it will obtain from each purchaser an executed Subscription Agreement in a form reasonably acceptable to the Corporation and to the Agent relating to the transactions herein contemplated; (v) it will, and will

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                  require any sub-agent appointed by it to, refrain from
                  advertising in printed public media, radio television or telecommunications, including electronic display, with respect to the Offering; (vi) the Agent will provide a breakdown of the number of Units distributed in each Qualifying Province where such breakdown is required for the purposes of calculating fees payable to a securities commission; (vii) it will not, and will require any of the sub-agents not to, make any representations or warranties with respect to the Corporation, the Units, the Purchase Warrants, the Special Warrants or Common Shares other than as set forth in this Agreement, the Subscription Agreements, the Preliminary Prospectus or the Prospectus; (viii) subject to section 5(i) hereof, execute and deliver to the Corporation the certificate required to be executed by it under the applicable Securities Laws in connection with the Preliminary Prospectus, the Prospectus and any Supplementary Material and (ix) upon the Corporation obtaining the necessary final receipt therefor from the securities regulatory authorities in the Qualifying Provinces, it will deliver one copy of the Prospectus to persons who are to acquire the securities pursuant to the Prospectus. The Agent also acknowledges that the Compensation Options and the Compensation Shares have not been registered under the United States Securities Act of 1933 as amended (the "U.S. Securities Act") and such securities may not be offered or sold in the United States or to or for the account or benefit of a U.S. person as defined in Regulation S under the U.S. Securities Act. The Agent agrees that it will not offer or sell such securities in the United States or to or for the account or benefit of a U.S. person except: (1) pursuant to an effective registration statement under the U.S. Securities Act; (2) in a transaction that complies with Rule 903 or 904 of Regulation S if applicable; or (3) in a transaction that is exempt from registration under the U.S. Securities Act.

3. Representations and Warranties of the Corporation - The Corporation represents and warrants to the Agent and acknowledges that the Agent is relying upon such representations and warranties, that, except as disclosed to the Agent on April 17, 2000:

         (a) The Corporation has been incorporated and organized and is validly subsisting under the laws of its jurisdiction of incorporation and has all requisite corporate power and authority to enter into this Agreement, the Special Warrant Certificates, the Share Purchase Warrant Indenture and the Agent's Compensation Warrants (collectively the "Material Contracts") and to carry out its obligations hereunder and thereunder;

         (b) The Corporation is not a reporting issuer or the equivalent thereof, in any Canadian province. The Corporation is a reporting company under the Securities Exchange Act of 1934.

         (c) All press releases, material change reports and other documents filed by or on behalf of the Corporation with the securities regulatory authorities or the NASD during the last two years were true and correct in all material respects (except to the extent that information therein relates to the

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                  capitalization of the Corporation or to the timing of the
                  acquisition of SoftQuad Software Inc.)

         (d) The Corporation has two subsidiaries (as that term is defined in the Securities Act (Ontario)) Softquad Software, Inc. and Softquad Acquisition Corp. (the "Subsidiaries"), which are material to the Corporation.

                  For the balance of this Section 3, the Corporation shall mean the Corporation and its Subsidiaries.

         (e) The Corporation has conducted and is conducting its business in compliance in all material respects with all applicable laws, rules and regulations of each jurisdiction in which it carries on business and possess all material certificates, authorities, pen-nits, licences, trademarks, copyrights, patents or other intellectual property rights issued by the appropriate provincial, state, municipal, federal or other regulatory agency or body necessary to carry on the business currently carried on by it, is in compliance in all material respects with such certificates, authorities, permits, licences, trademarks, copyrights, patents or other intellectual property rights and with all laws, regulations, tariffs, rules, orders and directives material to its operation, and the Corporation has not received any notice of proceedings relating to the revocation or modification of any such certificates, authorities, permits, licences, trademarks, copyrights, patents or other intellectual property rights which, singly or in the aggregate, if the subject of an unfavourable decision, order, ruling or finding, would materially and adversely affect the conduct of the business, operations, financial condition or income of the Corporation on a consolidated basis.

         (f) Except as disclosed in the documents which have been filed by the Corporation with the Securities Exchange Commission and in all press releases (the "Disclosure Documents") of the Corporation, the Corporation is the legal and beneficial owner of, and has good and marketable title to, all of the material assets of the Corporation, as described in the Disclosure Documents including, without limitation, all patents, trademarks and other intellectual property, free of all mortgages, liens, charges, pledges, security interests, encumbrances, claims or demands whatsoever other than as disclosed in the Disclosure Documents. No other material property rights are necessary for the conduct of the Corporation's business. There are no restrictions on the ability of the Corporation to use, transfer or otherwise exploit any such property rights, and the Corporation does not know of any claim or basis for a claim that may adversely affect such rights.

         (g) Except as disclosed in the Disclosure Documents any and all agreements pursuant to which the Corporation holds its assets are valid and subsisting agreements in full force and effect, enforceable in accordance with their respective terms (subject to customary qualifications concerning the application of laws affecting creditors rights and the availability of equitable remedies being in the discretion of courts), the Corporation is not in material default of any of the provisions of any

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                  such agreements nor has any such default been alleged and such assets are in good standing under the applicable statutes and regulations of the jurisdictions in which they are situate, all leases pursuant to which the Corporation derives its interest in such assets are in good standing and there has been no material default under any such leases and all real or other property taxes required to be paid with respect to such assets to the date hereof have been paid.

         (h)      Except as disclosed in or contemplated by the Disclosure
                  Documents:

                  (i) the Corporation has not paid or declared any dividends or incurred any material capital expenditure or made any commitment therefor;

                  (ii) the Corporation has not incurred any obligation or liability, direct or indirect, contingent or otherwise, except in the ordinary course of business and which is not material; and

                  (iii) the Corporation has not entered into any material transaction;

         (i) Other than as disclosed in the Disclosure Documents, the Corporation has not approved, is not contemplating, has not entered into any agreement in respect of, and has no knowledge of:

         (j) To the best of the knowledge of the Corporation, none of the directors or officers of the Corporation or any associate or affiliate of any of the foregoing had, has or intends to have any material interest, direct or indirect, in the transactions contemplated by this agreement or in any proposed material transaction with the Corporation which, as the case may be, materially affects, is material to or will materially affect the Corporation.

         (k) The authorized capital of the Corporation consists of 50,000,000 Common Shares and 25,000,000 Preference Shares and one Special Voting Share. As of the date hereof, the Corporation has outstanding options, warrants and other outstanding rights to acquire 1,878,368, 3,863,500 and 5,773,605 Common Shares, respectively.

         (l) Except as set forth in Schedule C and except for options, warrants and rights referred to in clause (k) above, no person has any agreement or option, or right or privilege (whether pre-emptive or contractual) capable of becoming an agreement for the purchase, subscription or issuance of any of the unissued shares, securities, warrants (including convertible securities or warrants) of the Corporation.

         (m) Certain common shares in the share capital of the Corporation are quoted on the OTC Bulletin Board.

         (n) The Warrant Agent has been duly appointed as warrant agent under the Share Purchase Warrant Indenture.

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         (o)      All necessary corporate action has been taken to duly
                  authorize the issue, sale and delivery of the Units (and the securities comprising same) and, upon payment of the requisite consideration therefor, the Units (and the securities comprising same) will be validly issued.

         (p) At the Closing and any Additional Closing, (i) the Agent's Compensation Warrants will be duly and validly created and issued, (ii) the Shares will be duly and validly allotted and reserved for issuance upon the exercise of the Special Warrants, (iii) the Compensation Shares will be duly and validly allotted and reserved for issuance upon the exercise of the Compensation Options; and (iv) the Warrant Shares will be duly and validly allotted and reserved for issuance upon the due exercise of the Share Purchase Warrants.

         (q) The offering and sale in the Qualifying Provinces of the Units, the compliance by the Corporation with the provisions of this Agreement and the consummation of the transactions referred to herein do not (i) require the consent, approval, authorization, registration or qualification of or with any governmental authority, stock exchange, securities regulatory authority or other third party, except (A) such as have been obtained, and (B) such as may be required (and shall be obtained as provided in this Agreement) under the Securities Laws of the Qualifying Province, or (ii) conflict with or result in any breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Corporation or any of its properties is bound, or the articles or by-laws of the Corporation or any statute or any judgment, decree, order, rule or regulation of any court or other governmental authority or any arbitrator, or stock exchange or securities regulatory authority applicable to the Corporation or any of its properties or assets which could have a material adverse effect on the condition (financial or otherwise), business, properties, net worth, or results of operations of the Corporation, on a consolidated basis.

         (r) The execution and delivery of each of the Material Contracts and the performance and compliance with the terms of the Material Contracts will not result in any material breach of, or be in conflict with, or constitute a material default under or create a state of facts which after notice or lapse of time or both, constitutes a material default under, any term or provisions of the articles, by-laws or resolutions of the directors or shareholders of the Corporation or any mortgage, note, indenture, contract, agreement (written or oral), instrument, lease, license or other document, to which the Corporation is a party or to which it is subject or any judgment, decree, order, statute, rule or regulation applicable to the Corporation.

         (s) Each of the Material Contracts has been (or will be at the Closing Date) duly authorized, executed and delivered by the Corporation and constitutes or will constitute a valid and binding obligation of the Corporation, enforceable against the Corporation in accordance with its terms, except that enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally; equitable remedies, including, without limitation, specific performance and injunction, may be granted only in the discretion of a court of competent jurisdiction; and rights of indemnity, contribution and waiver of contribution provided for herein may be limited under applicable law.

         (t) No order preventing or suspending trading in any securities of the Corporation or prohibiting the issue and sale of securities by the Corporation has been issued and no such proceedings for such purposes are pending or, to the best of the knowledge of the Corporation, threatened.

         (u) No federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, has given written notice or to the best of the knowledge of the Corporation has been threatened in writing to modify or remove any licence, permit or operating certificate necessary in order for the Corporation to carry on business and the Corporation is in compliance in all material respects with the terms and conditions of its licences, permits and operating certificates.

         (v) The Corporation has filed all necessary tax returns and notices and has paid all applicable taxes of whatever nature for all tax years to the date hereof to the extent such taxes have become due or have been alleged to be due and the Corporation is not aware of any tax deficiencies or interest or penalties accrued or accruing, or alleged to be accrued or accruing, thereon where, in any of the above cases, it might reasonably be expected to result in any material adverse change in the condition, financial or otherwise of the Corporation.

         (w) There are no actions, suits, proceedings or enquiries pending or, to the best of the knowledge of the Corporation, threatened, against or affecting the Corporation or to which any property of the Corporation is subject, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may in any way materially and adversely affect the Corporation, on a consolidated basis.

         (x) The Corporation has not withheld, and will not withhold, from the Agent any facts relating to the Corporation or to the offering of the Units that could reasonably be expected to be material to a prospective purchaser of the Units.

4. Covenants of the Corporation - The Corporation hereby covenants to and with the Agent that it will:

         (a) fulfil all legal requirements to permit the creation, issuance, offering and sale of the Units (including the securities comprising and underlying same) as contemplated in this Agreement including, without limitation, compliance with

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                  the Securities Laws to enable the Units to be offered for sale and sold to Purchasers without the necessity of filing a prospectus in the Qualifying Province;

         (b) use its reasonable best efforts to arrange for the posting for trading of the Shares, and the Warrant Shares and the Compensation Shares on the OTC Bulletin Board as soon as possible under applicable securities laws;

         (c) use its reasonable best efforts to maintain the quotation of certain of the Common Shares on the OTC Bulletin Board and maintain its status as a registrant;

         (d) prepare and file the Preliminary Prospectus and other related documents relating to the proposed distribution of Shares, Warrant Shares and Compensation Shares in each of the Qualifying Provinces and use its best efforts to do so as soon as possible;

         (e) both before and after the Qualification Deadline, resolve as soon as reasonably practicable any regulatory deficiencies in respect of the Preliminary Prospectus on a basis acceptable to the Agent, acting reasonably, and, as soon as reasonably practicable after such deficiencies have been resolved or satisfied, prepare, file and use its best efforts to obtain receipts under the applicable legislation of each of the Qualifying Provinces for the Prospectus and take all other steps and proceedings that may be necessary in order to qualify the Shares, Warrant Shares and (subject to the limitations of the Proposed Rule) Compensation Shares for distribution or distribution to the public in the Qualifying Provinces as soon as possible;

         (f) prior to the filing of the Preliminary Prospectus and thereafter and prior to the filing of the Prospectus and any Supplementary Material, permit the Agent and its counsel to participate fully in the preparation of such documents and allow the Agent and its counsel to conduct all due diligence which the Agent may reasonably require to conduct in order to fulfil its obligations under the Securities Laws and in order to enable the Agent responsibly to execute any certificate required to be executed by the Agent in connection with the Preliminary Prospectus, the Prospectus or any Supplementary Material;

         (g) if the Prospectus is not filed and receipts issued therefor by the securities regulatory authorities in the Qualifying Provinces where a Purchaser is resident on or before the Qualification Deadline, issue to persons who exercise their Share Purchase Warrant after the Qualification Deadline, without payment of any additional consideration, a revised number of Warrant Shares in accordance with the adjustment provisions provided for in the Share Purchase Warrants;

         (h) ensure that at the respective times of filing and at all times subsequent to the filing thereof during the distribution of the Shares and Warrant Shares, the Preliminary Prospectus, Prospectus and any Supplementary Material will fully comply with the requirements of applicable securities legislation, provided that the foregoing shall not apply with respect to statements contained in such documents relating solely to the Agent and the Corporation hereby acknowledges and agrees that the Agent shall be under no obligation to sign the certificate page of the Preliminary Prospectus, the Prospectus or any Supplementary Material until it is satisfied in its sole discretion, that the Securities Laws of the Qualifying Provinces have been complied with;

         (i) deliver in Toronto, within three Business Days of the issue of a receipt for the Preliminary Prospectus and the Prospectus, as the case may be, and within three Business Days of execution of any Supplementary Material, without charge to the Agent, as many copies of the Preliminary Prospectus, the Prospectus and any Supplementary Material as the Agent may reasonably request for the purposes contemplated hereunder and contemplated by the Securities Act (Ontario), and such delivery shall constitute: (A) the consent of the Corporation to use such documents in connection with the distribution or the distribution to the public, as the case may be, of the Shares and Warrant Shares, subject to the provisions of the securities legislation of the Qualifying Provinces; and (B) the Corporation's representation and warranty to the Agent that, at the time of delivery, the information and statements contained therein (except information and statements relating solely to or provided by the Agent) contain no misrepresentation and constitute full, true and plain disclosure of all material facts relating to the Offering, the Corporation and the Common Shares;

         (j) cause to be delivered to the Agent concurrently with the filing of the Prospectus and any Supplementary Material, comfort letters of the auditors of the Corporation in each case dated the date of the Prospectus or the Supplementary Material to which such letter relates (as the case may be) addressed to the Agent and to the directors of the Corporation, in form and substance satisfactory to the Agent acting reasonably, relating to the financial statements to be included in the Prospectus and any Supplementary Material and verifying in accordance with U.S. Generally Accepted Accounting Principles, the financial information, accounting data and other numerical data contained in the Prospectus or any Supplementary Material and matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus to a date not more than two Business Days prior to the date of such letter; and

         (k) forthwith after the Closing, to file such documents as may be required under the Securities Laws of the Qualifying Provinces relating to the private placement of the Units which, without limiting the generality of the foregoing, shall include a Form 45-501F as prescribed by Rule 45-501 under the Securities Act (Ontario) and the equivalent thereof in the other Qualifying Provinces.

         The obligation of the Agent to execute any certificate or deliver any documents pertaining to the Preliminary Prospectus, the Prospectus or any Supplementary Material shall be conditional upon compliance by the Corporation to the date of such execution and delivery with those covenants contained in this Agreement to be complied with prior to the filing of the Preliminary Prospectus, the Prospectus or any Supplementary Material as the case may be.

5. Conditions of Closing - The Agent's obligation to complete the Closing, and the Purchasers' obligations to purchase the Units at the Closing, shall be subject to the Agent having received at the Time of Closing:

         (a) favourable legal opinions, in form and substance satisfactory to the Agent, acting reasonably, dated the Closing Date from counsel for the Corporation, Goodman, Philips and Vineberg, Toronto, or, in the case of laws other than those of Canada and the Province of Ontario from local counsel addressed to the Agent and the Purchasers and to the extent appropriate as to matters of fact based on certificates of officers of the Corporation to the following effect:

                  (i) the Corporation has been incorporated and is existing under the laws of the State of Delaware and is qualified as a corporation to do business under the laws of the Province of Ontario;

                  (ii) the Corporation has all necessary corporate power and authority to own, lease and operate its business and assets and to conduct its business as now conducted;

                  (iii) the authorized capital of the Corporation consists of 50,000,000 Common Shares and 25,000,000 Preference Shares and one Special. Voting Share;

                  (iv) the Corporation has all necessary corporate power, capacity and authority to authorize, execute and deliver the Material Contracts and to perform all of its obligations thereunder;

                  (v) the execution, delivery of and performance by the Corporation of the Material Contracts have been authorized by all necessary corporate action on the part of the Corporation;

                  (vi) each of the Material Contracts has been duly executed and delivered by the Corporation and, subject to the usual qualifications, constitutes a legal, valid and binding obligation of the Corporation enforceable against the Corporation in accordance with its terms;

                  (vii) the Special Warrants and Share Purchase Warrants have been authorized, executed and issued by the Corporation and certified and delivered in accordance with the provisions of the Special Warrant Certificate and the Share Purchase Warrants and, subject to the usual qualifications, constitute legal, valid and binding obligations of the Corporation enforceable in accordance with their respective terms, and are entitled to the benefit of the Special Warrant Certificate and the Share Purchase Warrant Certificate, respectively;

                  (viii) the Shares issuable upon the exercise of the Special Warrants have been allotted and reserved for issuance to the holders, from time to time, of the Special Warrants and such Shares will, when issued upon the exercise of the Special Warrants (without additional payment) in accordance with the terms of the Special Warrant Certificate be validly issued as fully paid and non-assessable Common Shares;

                  (ix) the Agent's Compensation Warrants have been validly issued and the Compensation Options to be issued upon the exercise of the Agent's Compensation Warrants will, when issued upon the exercise of the Agent's Compensation Warrants in accordance with the terms of the Agent's Compensation Warrants, be validly issued to the Agent without additional payment;

                  (x) the Compensation Shares to be issued upon the exercise of the Compensation Options have been allotted and reserved for issuance to the holders of the Compensation Options, and such Compensation Shares will, when issued upon exercise of the Compensation Options in accordance with the terms of the Compensation Options, be validly issued and, fully paid and non-assessable Common Shares;

                  (xi) the Warrant Shares to be issued upon the exercise of the Share Purchase Warrants have been allotted and reserved for issuance to the holders, from time to time of the Share Purchase Warrants, and such Warrant Shares will, when issued upon the exercise of the Share Purchase Warrants in accordance with the terms of the Share Purchase Warrant Indenture, be validly issued as fully paid and non-assessable Common Shares;

                  (xii) the offering, sale and delivery of the Units and the Agent's Compensation Warrants has been effected in such a manner as to be exempt, either by statute, regulation or order, from the prospectus and registration requirements of the Securities Laws of the Qualifying Provinces subject to the filing of all necessary reports, certificates or undertakings required to be filed under the Securities Laws;

                  (xiii) upon the issuance of a receipt for the Prospectus from the securities regulatory authorities in each of the Qualifying Provinces prior to the exercise of the Special Warrants, the Share Purchase Warrant and the Agent's Compensation Warrants, the Shares, Compensation Shares, and Warrant Shares will not be subject to any statutory holding period (except to the extent that the Prospectus does not qualify the distribution of the Compensation Shares) under the laws of the Qualifying Provinces and no other documents are required to be filed, proceedings taken or approvals, permits consents, orders or authorizations of regulatory authorities required to be obtained under the Securities Laws, in connection with the first trade of the Shares, Compensation Shares (except to the extent that the Prospectus does not qualify the distribution of the Compensation Shares), and Warrant Shares, in each case through registrants registered under the applicable securities laws of such Qualifying Provinces who have complied with such applicable laws (subject to the usual qualifications);

                  (xiv) in the event that a receipt for the Prospectus is not issued prior to the exercise of the Special Warrants by a Purchaser or the exercise of the Agent's Compensation Warrants by an Agent, then the issuance of the Shares, Compensation Shares, and Warrant Shares will be exempt from the registration and prospectus requirements of the Securities Laws of the Qualifying Provinces;

                  (xv) in the event that a receipt for the Prospectus is not issued prior to the exercise of the Special Warrants or Share Purchase Warrants by a Purchaser or the exercise of the Agent's Compensation Warrants by an Agent, with respect to the statutory hold period applicable to the resale of the Shares, Compensation Shares, and Warrant Shares (subject to the usual qualifications);

                  (xvi) the authorization, execution and delivery of and performance by the Corporation of the Material Contracts and the performance by the Corporation of its obligations contemplated thereunder, do not and will not conflict with, and do not and will not result in a breach of (whether after notice or lapse of time, or both), any of the terms, conditions or provisions of the articles or by-laws of the Corporation or resolutions of the directors (or any committee thereof) or shareholders of the Corporation;

                  (xvii) the Corporation is a reporting company under the Securities Exchange Act of 1934 and not in default under the applicable federal and state laws;

                  (xviii) the form and terms of the certificates representing each of the Common Shares, Special Warrants, Agent's Compensation Warrants, Compensation Options and Share Purchase Warrants has been or will be duly approved by the directors of the Corporation and in the case of the Common Shares, conforms with all legal requirements relating thereto;

                  (xix) Atlas Stock Transfer Corp. at its principal office in Salt Lake City, Utah has been appointed as the registrar and transfer agent for the Common Shares; and

                  (xx) Montreal Trust Company of Canada at its principal office in Toronto has been appointed as warrant agent for the Share Purchase Warrants under the Share Purchase Warrant Indenture.

         (b) certificates dated the Closing Date, signed by appropriate officers of the Corporation, addressed to the Agent, its counsel, and the Purchasers, with respect to the articles and by-laws of the Corporation, all resolutions of the directors of the Corporation and other corporate action relating to this Agreement and to the creation, allotment, issue and sale of the Units and specimen signatures of signing officers and with respect to such other matters as the Agent may reasonably request;

         (c) evidence satisfactory to the Agent that the Corporation has obtained all necessary approvals for the quotation of the common shares on the OTC Bulletin Board;

         (d) a certificate or certificates dated the Closing Date and executed on behalf of the Corporation by the President and Chief Executive Officer of the Corporation or such other officer of the Corporation as the Agent may approve, addressed to the Agent, its counsel and the Purchasers certifying, to the best of the information, knowledge and belief of the person so signing, after having made due enquiry, that

                  (i) there are no contingent liabilities affecting the Corporation which are material to the Corporation;

                  (ii) no order, ruling or determination having the effect of suspending the sale or ceasing the trading of the Common Shares or any other securities of the Corporation has been issued or made by any stock exchange, securities commission or other regulatory authority and is continuing in effect and no proceedings for that purpose have been instituted or are pending or contemplated or threatened by any stock exchange, securities commission or other regulatory authority;

                  (iii) there are no actions, suits, proceedings or enquiries pending or threatened against or affecting the Corporation or to which any property of the Corporation is subject, at law or in equity, or before or by any federal, provincial, state, municipal or other governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, which may, in any way, materially and adversely affect the Corporation;

                  (iv) no failure or default on the part of the Corporation exists under any law or regulation applicable to the Corporation or under any licence, permit, contract, agreement or other instrument to which the Corporation is a party or by which the Corporation is bound, which may in any way materially and adversely affect the Corporation and the execution, delivery and performance of this Agreement and the allotment, issue and sale of the Units will not result in any such default;

                  (v) the Corporation has duly complied in all material respects with all of the terms and conditions of this Agreement on its part to be complied with up to the Time of Closing;

                  (vi) the representations and warranties of the Corporation contained in this Agreement are true and correct as of the Closing Date with the same force and effect as if made at and as of the Time of Closing after giving effect to the transactions contemplated by this Agreement; and

                  (vii) such other matters as the Agent may reasonably request; and

         (e) the Special Warrant Certificates and the Share Purchase Warrant Indenture shall have been executed and delivered by the Corporation and the Warrant Agent, in form and substance satisfactory to the Agent and its counsel;

         (f) the Commission shall have been paid to the Agent either by deducting such amount from the amount to be received by the Corporation or by certified cheque addressed to the Agent to be delivered on Closing, as may be agreed between the Agent and the Corporation.

6. Closing. The purchase and sale of the Units (the "Closing") shall be completed at the offices of Goodman, Phillips and Vineberg, Toronto at [ ] p.m.. (Toronto time) (the "Time of Closing") on April [18], 2000 or at such other time or on such other date as the Corporation and the Agent may agree upon (the "Closing Date" which for greater certainty, shall not include any Additional Closing, as such term is defined below), provided that the purchase and sale of additional Units (the "Additional Closing"), if any, may occur within five Business Days of the Closing Date, for an additional number of Units not to exceed when added to the number of Units issued on the Closing Date, the aggregate number of Units to be issued pursuant to the Offering as set out on page one (1) hereof, and provided that the Corporation and the Agent so agree.

         (a) At the Time of Closing the Corporation shall deliver to the Agent on behalf of the Purchasers:

                  (i) certificates representing the Special Warrants and Purchase Warrants duly registered as the Agent may direct;

                  (ii) the requisite legal opinions and certificates as contemplated in Section 5 hereof; and

                  (iii) such further documentation as may be contemplated herein or as counsel to the Agent or the applicable regulatory authorities may reasonably require; or

         (b) On any Additional Closing, the Corporation shall deliver to the Agent on behalf of the Purchasers;

                  (i) certificates representing the Special Warrants and Purchase Warrants duly registered as the Agent may direct;

                  (ii) certificates as contemplated in Section 5 hereof (as may be reasonably requested by Counsel to the Agent) updated to the date of the Additional Closing; and

                  (iii) such further documentation as may be contemplated herein or as counsel to the Agent or the applicable regulatory authorities may reasonably require;

in each case, against delivery by the Agent to the Corporation of duly executed Subscription Agreements to purchase such Units, and payment of the purchase price by certified cheque or bank draft payable to the Corporation.

         In the event that the Prospectus Qualification does not occur by the Qualification Deadline, each Purchaser shall be entitled, without payment of any additional consideration, upon exercise of the Share Purchase Warrants, to receive a revised number of Warrant Shares in accordance with the adjustment provided for in the Share Purchase Warrant Certificate.

7. Expenses - Whether or not the Closing or Additional Closing occurs, the Corporation shall pay all costs, fees and expenses of the Agent which relate to or are incidental to the performance of the obligations of the Agent or the Corporation under this Agreement including, without limitation: (i) the cost of qualifying the Shares, Warrant Shares and Compensation Shares for distribution in the Qualifying Provinces, (ii) the cost of printing the Preliminary Prospectus, the Prospectus, any Supplementary Material and certificates for the Special Warrants, Purchase Warrants, Compensation Option, Shares, Compensation Shares and Warrant Shares, (iii) the cost of registration, countersignature (in the case of Share Purchase Warrants) and delivery of the Special Warrants, Share Purchase Warrants, Shares, Warrant Shares, Compensation Option and Compensation Shares (iv) the fees and expenses of the Corporation's auditors, counsel and any local counsel, and (v) the reasonable fees and expenses of the Agent's counsel, Messrs. Stikeman Elliott and the Agent's reasonable out-of-pocket expenses (including marketing expenses). Such amounts payable to the Agent shall be paid by the Corporation to the Agent in respect of expenses and fees incurred upon receipt of invoices regarding such expenses but in any event no later than on the Expiry Date.

8. Material Changes - If after the date hereof and prior to the Expiry Date:

         (a) there occurs any material change or material changes (actual, proposed or prospective) in respect of the Corporation;

         (b) there occurs any change in any material fact contained in the Preliminary Prospectus, Prospectus or any Supplementary Material; or

         (c) any new material fact arises which would, under the Securities Laws of any of the Qualifying Provinces, require an amendment to the Preliminary Prospectus, Prospectus or any Supplementary Material,

the Corporation shall:

                  (i) promptly notify the Agent, in writing, providing full particulars of any such change;

                  (ii) if required by applicable law, prepare and deliver to each Purchaser an amendment to the Prospectus;

                  (iii) file or cause to be filed with reasonable promptness, and in any event within any statutory limitation period therefor, any document required to be filed with any regulatory body having jurisdiction and comply with all requirements of any applicable securities legislation of such jurisdiction; and

                  (iv) comply with all legal requirements necessary to qualify the Shares, Warrant Shares and (subject to the limitations of the Proposed Rule) the Compensation Shares for distribution in the Qualifying Provinces.

                  The Corporation shall in good faith discuss with the Agent any change in circumstances (actual, proposed or prospective) in respect of which there is reasonable doubt whether written notice should be given to the Agent pursuant to this section and shall consult the Agent with respect to the form and content of any amendment to the Preliminary Prospectus, Prospectus or Supplementary Material proposed to be issued or filed or any public announcement or communication to holders of the Corporation's securities proposed to be made by the Corporation as a result of such change prior to the issuance or filing thereof.

                  In this Agreement, the terms "material change", "material fact", "misrepresentation" and "distribution" include the respective meanings ascribed thereto in the Securities Act (Ontario).

9. Indemnities - The Corporation covenants and agrees to protect, indemnify and hold harmless the Agent and its directors, officers, employees, shareholders, representatives and agent (individually, an "Indemnified Party" and, collectively, the "Indemnified Parties") from and against all losses (except for loss of profits), claims, expenses, costs, damages and/or liabilities, whether joint or several (including the aggregate amount paid in reasonable settlement of any actions, suits, proceedings or claims) which they may suffer or incur caused by or arising directly or indirectly by reason of:

         (a) the performance by the Agent of its services hereunder or otherwise in connection with the matters contained herein;

         (b) any information or statement (except any information or statement relating solely to the Agent) contained in the Preliminary Prospectus, Prospectus or any Supplementary Material being or being alleged to be a misrepresentation;

         (c) the omission to state in the Preliminary Prospectus, Prospectus or any Supplementary Material a material fact required to be stated therein or necessary to make the statements therein not misleading (except the omission to state a material fact relating solely to the Agent);

         (d) the Corporation not complying with any requirement of the Securities Laws in connection with the Offering or the Prospectus Qualification;

         (e) any order made or any inquiry, investigation or proceeding commenced or threatened by any regulatory authority based upon an allegation that any untrue statement or alleged omission or any misrepresentation or alleged misrepresentation in the Preliminary Prospectus, the Prospectus or any Supplementary Material exists (except information and statements relating solely to the Agent) which prevents or restricts the trading in or distribution of the Special Warrants, Share Purchase Warrants or Common Shares; or

         (f) the Corporation's failure to comply with any of its obligations hereunder.

                  If any action or claim shall be asserted against an Indemnified Party in respect of which indemnity may be sought from the Corporation pursuant to the provisions hereof, or if any potential claim contemplated by this section shall come to the knowledge of an Indemnified Party, the Indemnified Party shall promptly notify the Corporation in writing of the nature of such action or claim (provided that any failure to so notify shall not affect the Corporation's liability under this paragraph unless such delay has prejudiced the defence to such claim). The Corporation shall be entitled but not obliged to participate in or assume the defence thereof, provided, however that the defence shall be through legal counsel acceptable to the Indemnified Party, acting reasonably. In addition, the Indemnified Party shall also have the right to employ separate counsel in ' any such action and participate in the defence thereof, and the reasonable fees and expense of such counsel shall be borne by the Indemnified Party unless (i) the employment thereof has been specifically authorized in writing by the Corporation (ii) the Indemnified Party has been advised by counsel acceptable to the Corporation, acting reasonably, that representation of the Corporation and the Indemnified Party by the same counsel would be inappropriate due to actual or potential differing interests between them; or (iii) the Corporation have failed within a reasonable time after receipt of such written notice to assume the defence of such action or claim. It is understood and agreed that the Corporation shall not, in connection with any suit in the same jurisdiction, be liable for the legal fees and expenses of more than one separate legal firm to represent the Indemnified Parties. Neither party shall effect any settlement of any such action or claim or make any admission of liability without the written consent of the other party, such consent not to be unreasonably withheld or delayed. The indemnity hereby provided for shall remain in full force and effect and shall not be limited to or affected by any other indemnity in respect of any matters specified in this section obtained by the Indemnified Party from any other person.

                  To the extent that any Indemnified Party is not a party to this Agreement, the Agent shall obtain and hold the right and benefit of this section in trust for and on behalf of such Indemnified Party.

                  The Corporation hereby waives its right to recover contribution from the Agent misrepresentation contained in the Preliminary Prospectus, the Prospectus or in any Supplementary Material; provided, however, that such waiver shall not apply in respect of liability caused or incurred by reason of or arising out of any misrepresentation which is based upon or results from information relating solely to the Agent contained in such document.

                  The Corporation hereby consents to personal jurisdiction and service and venue in any court in which any claim which is subject to indemnification hereunder is brought against the Agent or any Indemnified Party and to the assignment of the benefit of this section to any Indemnified Party for the purpose of enforcement provided that nothing herein shall limit the Corporation's right or ability to contest the appropriate jurisdiction or forum for the determination of any such claims.

10. Contribution - In the event that, for any reason, the indemnity provided for in section 9 hereof is illegal or unenforceable, the Agent and the Corporation shall contribute to the aggregate of all losses, claims, costs, damages, expenses and/or liabilities (except loss of profits in connection with the sale of Units) of the nature provided for in Section 9 hereof such that the Agent shall be responsible for that portion represented by the percentage that the Commission bears to the gross proceeds from the Offering and the Corporation shall be responsible for the balance provided that in no event shall the Agent be responsible for any amount in excess of the portion of the Commission actually received by them. Notwithstanding the foregoing, a person guilty of fraudulent misrepresentation shall not be entitled to contribution from any other party. Any party entitled to contribution will, promptly after receiving notice of commencement of any claim, action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this section, notify such party or parties from whom contribution may be sought. In no case shall such party from whom contribution may be sought be liable under this Agreement unless such notice shall have been provided, but the omission to so notify such party shall not relieve the party from whom contribution may be sought from any other obligation it may have otherwise than under this section. The right to contribution provided in this section shall be in addition and not in derogation of any other right to contribution which the Agent may have by statute or otherwise by law.

11. Termination Rights - In addition to any other remedies which may be available to the Agent, the Agent shall be entitled, at its option, to terminate and cancel, without any liability on its part, all of its obligations under this Agreement and the obligations of any person whom the Agent has solicited to purchase the Units and who has executed a Subscription Agreement, by notice in writing to that effect delivered to the Corporation prior to the Time of Closing or prior to the Additional Closing with respect to the Units purchased at such time if:

         (a) the Agent is not satisfied in its sole discretion, acting reasonably, with the results of all or any portion of its due diligence review and investigations of the Corporation;

         (b) there is in the sole opinion of the Agent a material change or change in material fact or new material fact or an undisclosed material fact or material change which might be expected to have a significant adverse effect on the business, affairs, profitability or prospects of the Corporation on a consolidated basis or on the market price or value of the Common Shares, Special Warrants, Share Purchase Warrants or other securities of the Corporation;

         (c) there should develop, occur or come into effect any occurrence of national or international consequence, or any action, law or regulation, inquiry, or other occurrence of any nature whatsoever which, in the sole opinion of the Agent, seriously affects, or may seriously affect, the financial markets or the business of the Corporation, or the market price or value of the Common Shares, Special Warrants, Share Purchase Warrants or other securities of the Corporation;

         (d) the state of the financial markets is such that in the sole opinion of the Agent, acting reasonably, it would be unprofitable to offer or continue to offer the Units for sale;

         (e) there is an inquiry, action, suit, proceeding or investigation (whether formal or informal instituted or announced or threatened) in relation to the Corporation or any one of the Corporation's directors, officers or principal shareholders;

         (f) any order to cease trading in the securities of the Corporation is made, threatened or announced by a competent securities regulatory authority; or

         (g) the Corporation is in breach of a term, condition, or covenant of this Agreement or any representation or warranty given by the Corporation in this Agreement is or becomes false.

                  If the Agent terminates this Agreement pursuant to this section there shall be no further liability on the part of the Agent or of the Corporation to the Agent except in respect of any liability which may have arisen or may thereafter arise under Sections 7, 9 or 1 0 hereof.

                  The right of the Agent to terminate its obligations under this Agreement is in addition to such other remedies as it may have in respect of any default, act or failure to act of the Corporation in respect of any of the matters contemplated by this Agreement.

12. Breach of Agreement - All terms and conditions of this Agreement to be performed or satisfied by the Corporation shall be constituted as conditions and any breach of, or failure by the Corporation to comply with, any term or condition of this Agreement shall entitle the Agent, on behalf of the Purchasers of the Special Warrants, to terminate their respective obligations to purchase the Special Warrants by notice to that effect given to the Corporation prior to the Time of Closing. In the event of any such termination, there shall be no further liability on the part of the Corporation or the Agent except in respect of any liability which may have arisen or may thereafter arise under 7, 9 or 10 hereof. The Agent may waive, in whole or in part, or extend the time for compliance with, any terms and conditions without prejudice to its rights in respect of any other terms and conditions or any other or subsequent breach or non-compliance provided, however, that any waiver or extension must be in writing and signed by the Agent IN order to be binding upon them.

13. No Further Offerings - The Corporation shall not, from the date hereof, until September 1, 2000 directly or indirectly sell, agree or offer to sell, grant any option for the sale of, or otherwise dispose of any Common Shares or Securities convertible into its Common Shares without the prior written consent of the Agent, which consent shall not be unreasonably withheld, other than Common Shares which are issued in connection with:

         (a) normal course exercises of options pursuant to any existing stock option plan or similar agreement of the Corporation; and

         (b) the exercise of any convertible securities, options or warrants to acquire securities of the Corporation outstanding on the Closing Date.

14. Notices - Any notice under this Agreement shall be given in writing and either delivered or telecopied to the party to receive such notice at the address or telecopy numbers indicated below:

to the Corporation:

                  Softquad Software Ltd..
                  Suite 400
                  161 Eglington Avenue East
                  Toronto, Ontario M4P IJ5
                  Canada
                  Attention:        Roberto Drassinower
                                    President
                  Fax:              (416) 554-0306

with a copy to:

                  Goodman Phillips & Vineberg
                  Suite 2400, 250 Yonge Street
                  Toronto, Ontario
                  M3B2M6

                  Attention:        Neill May and Robert Vaux
                  Fax:              (416) 979-1234
to the Agent or any Indemnified Party:

                  Thomson Kemaghan & Co. Limited 365 Bay Street
                  Toronto, Ontario
                  M5H 2V2

                  Attention-    Lionel Conacher and John Koshan
                  Fax:           416 367-8055

with a copy to:

                  Stikeman Elliott
                  Barristers and Solicitors
                  Suite 5300
                  Commerce Court West
                  Toronto, Ontario
                  M5L IB9

                  Attention:        Nathalie Mercure
                  Fax:              (416) 947-0866

or such other address or telecopy number as such party may hereafter designate by notice in writing to the other party. If a notice is delivered, it shall be effective from the date of delivery; and if such notice is telecopied (with receipt confirmed), it shall be effective on the Business Day following the date such notice is telecopied.

15. Survival - All representations, warranties, and agreements of the Corporation contained herein or contained in any document submitted pursuant to this Agreement or in connection with the purchase of the Units shall survive the purchase of the Units by the Purchasers and shall continue in full force and effect unaffected by any subsequent disposition or conversion of the Units, Special Warrants, Share Purchase Warrants and Compensation Warrants, until the earlier of (i) the issuance of a receipt from the securities commission where the Purchaser is resident; or (ii) eighteen months from the Closing, and the Agent shall not be limited or prejudiced by any investigation made by or on behalf of the Agent in the course of the preparation of the Preliminary Prospectus, the Prospectus or any Supplementary Material or the distribution of the Units, Special Warrants, Share Purchase Warrants and Compensation Warrants.

16. Entire Agreement - The provisions herein contained constitute the entire agreement between the parties hereto and supersede all previous communications, representations, understandings and agreements between the parties with respect to the subject matter hereof, whether verbal or written.

17. Counterparts - This Agreement may be executed in any number of counterparts all of which when taken together shall be deemed to be one and the same document and not withstanding their actual date of execution shall be deemed to be dated as of the date first above written.

18. General - The Agreement shall be governed by and interpreted in accordance with the laws of Ontario and the federal laws of Canada applicable therein and time shall be of the essence hereof.

19. Language - At the request of the parties hereto, this Agreement as well as all documents relating thereto, including notices, have been and shall be drafted in English; a la demande des parties aux presentes, cette convention, de meme que toutes conventions s'y rapportant, y compris les avis, ont ete seront rediges en anglais.

20. Currency - Unless otherwise indicated, all dollar amounts referred to in this Agreement are in lawful money of Canada.

21. Contractual Right or Action for Rescission - As part of the Subscription Agreements, the Corporation shall deliver, and shall be deemed to have delivered to the Purchasers (including the Agent) contractual rights of action for rescission at the Time of Closing or subsequent thereto.

                  If the above is in accordance with your understanding, please sign and return to the Agent a copy of this letter, whereupon this letter and your acceptance shall constitute a binding agreement between the Corporation and the Agent.

                         THOMSON KERNAGHAN & CO. LIMITED


                         Per:
                             ------------------------------


                  The above offer is hereby accepted and agreed to as of the date first above written.


                             SOFTQUAD SOFTWARE, LTD.


                         Per:
                             ------------------------------

                                   SCHEDULE A

                           SPECIAL WARRANT CERTIFICATE

                                   SCHEDULE B

                              COMPENSATION WARRANTS

                                   SCHEDULE C

                                   DISCLOSURE